American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

CALIFORNIA TAX-FREE MONEY MARKET FUND * CALIFORNIA MUNICIPAL MONEY MARKET FUND
CALIFORNIA LIMITED-TERM TAX-FREE FUND * CALIFORNIA INTERMEDIATE-TERM TAX-FREE
FUND  CALIFORNIA LONG-TERM TAX-FREE FUND * CALIFORNIA INSURED TAX-FREE FUND
CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated August 5, 2002 * Prospectus dated January 1, 2002 (Investor
Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders of the funds approved the following proposals.

All funds

Shareholders of all funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting. The elected
Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M.
Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D.
Wohlers.

California Insured Tax-Free

Shareholders of California Insured Tax-Free approved the transfer of substantially all of the fund's assets and liabilities  to the American Century
California Long-Term Tax-Free Fund in exchange for shares of California
Long-Term Tax-Free. California Long-Term Tax-Free has investment objectives and strategies that are similar to the investment objectives and strategies of
California Insured Tax-Free. The total expense ratio of California Long-Term
Tax-Free is expected to be the same as that of California Insured Tax-Free.

On or about September 3, 2002, California Insured Tax-Free shareholders will receive shares of California Long-Term Tax-Free on a tax-free basis in exchange for their shares of California Insured Tax-Free. The value of a shareholder's account will not change as a result of the transaction.

California Municipal Money Market

Shareholders of California Municipal Money Market approved the transfer of substantially all of the fund's assets and liabilities to the American Century
California Tax-Free Money Market Fund in exchange for shares of California
Tax-Free Money Market. California Tax-Free Money Market has investment objectives and strategies that are similar to the investment objectives and strategies of California Municipal Money Market. The total expense ratio of
California Tax-Free Money Market is expected to be the same as that of
California Municipal Money Market.

On or about September 3, 2002, California Municipal Money Market shareholders will receive shares of California Tax-Free Money Market on a tax-free basis in exchange for their shares of California Municipal Money Market. The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-30975   0208